UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-04010
OCM Mutual Fund
(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road
Suite 119
Livermore, CA 94551
(Address of principal executive offices) (Zip code)
Gregory M. Orrell
Orrell Capital Management, Inc
2600 Kitty Hawk Road
Suite 119
Livermore, CA 94551
(Name and address of agent for service)
Registrant's telephone number, including area code:
(925) 455-0802
Date of fiscal year end:
November 30
Date of reporting period:
November 30, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Act”), is as follows:
OCM Gold Fund
Atlas Class/OCMAX
ANNUAL SHAREHOLDER REPORT | November 30, 2024
This annual shareholder report contains important information about the OCM Gold Fund (“Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://ocmgoldfund.com. You can also request this information by contacting us at 1-800-628-9403.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
OCM Gold Fund (Atlas Class/OCMAX)	$222	1.88%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Over the fiscal year ended November 30, 2024, the OCM Gold Fund’s Atlas Class gained 36.22%, compared to a 28.23% increase in the Philadelphia Gold and Silver Index (“XAU”) and a 33.89% gain for the S&P 500 Index. In the face of a strong U.S. dollar versus other fiat currencies and a robust U.S. equity market, the U.S. dollar gold price (London PM) rose 30.24% over the fiscal period to $2651/oz. Strong physical offtake in Asian markets along with steady central bank demand offset Western selling pressure. Central bank demand remained centered around the theme to diversify into gold as a neutral reserve asset in the face of increased weaponization of sanctions by the West and a deteriorating U.S. fiscal position.
The OCM Gold Fund’s investment strategy is to invest across all market capitalization sectors of the gold and silver mining industry, including major, intermediate, and junior producers along with exploration and development companies. This strategy has led to the Fund’s outperformance of the XAU over long periods of time.
TOP PERFORMANCE CONTRIBUTORS
Catalyst Metals Ltd. | Catalyst Metals Ltd.’s ("Catalyst") share price rose 162.85% over the reporting period. Catalyst’s success is due to the company’s continued execution of increasing production, maintaining costs and successful brownfield exploration. In the past 12-16 months, Catalyst has revamped its leadership team and paid down a majority of the company’s debt without issuing additional equity, a strategy that has set it apart in the Australian junior mining sector. Catalyst represented 3.63% of the Fund's portfolio as of November 30, 2024.
Agnico Eagle Mines Ltd. | Agnico Eagle Mines Ltd.’s ("Agnico") share price rose 55.21% over the reporting period. Agnico owns one of the strongest performances of the major gold producers. The company’s strong operating results and lower perceived geopolitical risk helped lead to the outperformance of its peers. Agnico represented 7.74% of the Fund's portfolio as of November 30, 2024.
Lundin Gold, Inc. | Lundin Gold, Inc.’s ("Lundin") share price rose 96.26% over the reporting period. Lundin was a major benefactor of the rise in the gold price as the company produces over 400,000 ounces annually at a significantly lower cost relative to peers. Lundin also announced the potential for a high-grade deposit to the south of its current successful operation. Lundin represented 4.27% of the Fund's portfolio as of November 30, 2024.
Jaguar Mining, Inc.  | Jaguar Mining, Inc.’s ("Jaguar") share price rose 88.06% over the reporting period. In 2024, Jaguar announced a high-grade discovery at its Pilar mine that helped lift the company’s share price from deep value levels. With no debt on the balance sheet, Jaguar was able to benefit from the rise in gold price by executing on production providing positive exploration results to drive further production in the future. Jaguar represented 6.32% of the Fund's portfolio as of November 30, 2024.
TOP PERFORMANCE DETRACTORS
Barrick Gold Corp. | Barrick Gold Corp.’s ("Barrick") share price underperformed the gold price over the reporting period, declining 1.35%. Barrick suffered significant setbacks with its relationship with the Mali Junta. Barrick’s Loulo-Gounkoto mining complex in Mali accounts for around 14% of its 2025 estimated gold output. Barrick represented 4.94% of the Fund's portfolio as of November 30, 2024.
Endeavour Mining PLC | Endeavour Mining PLC’s ("Endeavour") share price suffered a 12.99% decline over the reporting period. Endeavour’s CEO was dismissed earlier this year and the company has failed to regain market confidence in its leadership. The CEO dismissal combined with investors' hesitancy about West African gold producers were main contributing factors to Endeavour detracting from the Fund’s performance in 2024. Endeavour represented 3.33% of the Fund's portfolio as of November 30, 2024.
B2Gold Corp. | B2Gold Corp.’s ("B2Gold") share price declined 15.54% over the reporting period. B2Gold underperformed its peers as Mali’s political uncertainty combined with capital cost escalation at its Goose Lake mine under construction weighed on investor sentiment. B2Gold represented 2.06% of the Fund's portfolio as of November 30, 2024.
Newmont Corp.  | Newmont Corp.’s ("Newmont") share price rose 1.80%, trailing both the gold price and most peer major producers' performance. Since its acquisition of Newcrest in late 2023, Newmont has not been able to maintain, let alone decrease, its costs. Despite the increased gold price, Newmont has cited labor and production cost increases, which has led it to miss many analysts' expectations. Newmont represented 3.85% of the Fund's portfolio as of November 30, 2024.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
OCM Gold Fund (Atlas Class/OCMAX)	36.22%	12.12%	11.04%
S&P 500 Index	33.89%	15.77%	13.35%
Philadelphia Gold & Silver Index	28.23%	11.98%	9.86%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://ocmgoldfund.com for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$70.9M
Total number of portfolio holdings	38
Total advisory fee paid	$558,692
Portfolio turnover rate as of the end of the reporting period	6%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Industry Allocation exclude short-term holdings, if any.
Top Ten Holdings
Aya Gold & Silver, Inc.	8.6%
Agnico Eagle Mines Ltd.	7.7%
Alamos Gold, Inc.	7.7%
Wheaton Precious Metals Corp.	7.0%
Jaguar Mining, Inc.	6.3%
Wesdome Gold Mines Ltd.	5.1%
Barrick Gold Corp.	4.9%
Lundin Gold, Inc.	4.3%
Newmont Corp.	3.9%
AngloGold Ashanti PLC	3.7%
INVESTMENTS BY COUNTRY
Industry Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://ocmgoldfund.com. You can also request this information by contacting us at 1-800-628-9403.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-628-9403 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at right to navigate to additional hosted material at https://ocmgoldfund.com.

OCM Gold Fund
Investor Class/OCMGX
ANNUAL SHAREHOLDER REPORT | November 30, 2024
This annual shareholder report contains important information about the OCM Gold Fund (“Fund”) for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at https://ocmgoldfund.com. You can also request this information by contacting us at 1-800-628-9403.
Fund Expenses
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
OCM Gold Fund (Investor Class/OCMGX)	$280	2.38%
Management’s Discussion of Fund Performance
SUMMARY OF RESULTS
Over the fiscal year ended November 30, 2024, the OCM Gold Fund’s Investor Class gained 35.46% (29.39% after maximum sales load) compared to a 28.23% increase in the Philadelphia Gold and Silver Index (“XAU”) and a 33.89% gain for the S&P 500 Index. In the face of a strong U.S. dollar versus other fiat currencies and a robust U.S. equity market, the U.S. dollar gold price (London PM) rose 30.24% over the fiscal period to $2651/oz. Strong physical offtake in Asian markets along with steady central bank demand offset Western selling pressure. Central bank demand remained centered around the theme to diversify into gold as a neutral reserve asset in the face of increased weaponization of sanctions by the West and a deteriorating U.S. fiscal position.
The OCM Gold Fund’s investment strategy is to invest across all market capitalization sectors of the gold and silver mining industry, including major, intermediate, and junior producers along with exploration and development companies. This strategy has led to the Fund’s outperformance of the XAU over long periods of time.
TOP PERFORMANCE CONTRIBUTORS
Catalyst Metals Ltd. | Catalyst Metals Ltd.’s ("Catalyst") share price rose 162.85% over the reporting period. Catalyst’s success is due to the company’s continued execution of increasing production, maintaining costs and successful brownfield exploration. In the past 12-16 months, Catalyst has revamped its leadership team and paid down a majority of the company’s debt without issuing additional equity, a strategy that has set it apart in the Australian junior mining sector. Catalyst represented 3.63% of the Fund's portfolio as of November 30, 2024.
Agnico Eagle Mines Ltd. | Agnico Eagle Mines Ltd.’s ("Agnico") share price rose 55.21% over the reporting period. Agnico owns one of the strongest performances of the major gold producers. The company’s strong operating results and lower perceived geopolitical risk helped lead to the outperformance of its peers. Agnico represented 7.74% of the Fund's portfolio as of November 30, 2024.
Lundin Gold, Inc. | Lundin Gold, Inc.’s ("Lundin") share price rose 96.26% over the reporting period. Lundin was a major benefactor of the rise in the gold price as the company produces over 400,000 ounces annually at a significantly lower cost relative to peers. Lundin also announced the potential for a high-grade deposit to the south of its current successful operation. Lundin represented 4.27% of the Fund's portfolio as of November 30, 2024.
Jaguar Mining, Inc.  | Jaguar Mining, Inc.’s ("Jaguar") share price rose 88.06% over the reporting period. In 2024, Jaguar announced a high-grade discovery at its Pilar mine that helped lift the company’s share price from deep value levels. With no debt on the balance sheet, Jaguar was able to benefit from the rise in gold price by executing on production providing positive exploration results to drive further production in the future. Jaguar represented 6.32% of the Fund's portfolio as of November 30, 2024.
TOP PERFORMANCE DETRACTORS
Barrick Gold Corp. | Barrick Gold Corp.’s ("Barrick") share price underperformed the gold price over the reporting period, declining 1.35%. Barrick suffered significant setbacks with its relationship with the Mali Junta. Barrick’s Loulo-Gounkoto mining complex in Mali accounts for around 14% of its 2025 estimated gold output. Barrick represented 4.94% of the Fund's portfolio as of November 30, 2024.
Endeavour Mining PLC | Endeavour Mining PLC’s ("Endeavour") share price suffered a 12.99% decline over the reporting period. Endeavour’s CEO was dismissed earlier this year and the company has failed to regain market confidence in its leadership. The CEO dismissal combined with investors' hesitancy about West African gold producers were main contributing factors to Endeavour detracting from the Fund’s performance in 2024. Endeavour represented 3.33% of the Fund's portfolio as of November 30, 2024.
B2Gold Corp. | B2Gold Corp.’s ("B2Gold") share price declined 15.54% over the reporting period. B2Gold underperformed its peers as Mali’s political uncertainty combined with capital cost escalation at its Goose Lake mine under construction weighed on investor sentiment. B2Gold represented 2.06% of the Fund's portfolio as of November 30, 2024.
Newmont Corp.  | Newmont Corp.’s ("Newmont") share price rose 1.80%, trailing both the gold price and most peer major producers' performance. Since its acquisition of Newcrest in late 2023, Newmont has not been able to maintain, let alone decrease, its costs. Despite the increased gold price, Newmont has cited labor and production cost increases, which has led it to miss many analysts' expectations. Newmont represented 3.85% of the Fund's portfolio as of November 30, 2024.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
OCM Gold Fund (Investor Class/OCMGX)	29.39%	10.42%	9.75%
OCM Gold Fund (Investor Class/OCMGX)—excluding sales load	35.46%	11.45%	10.26%
S&P 500 Index	33.89%	15.77%	13.35%
Philadelphia Gold & Silver Index	28.23%	11.98%	9.86%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Visit https://ocmgoldfund.com for the most recent performance information.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$70.9M
Total number of portfolio holdings	38
Total advisory fee paid	$558,692
Portfolio turnover rate as of the end of the reporting period	6%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund. The Top Ten Holdings and Industry Allocation exclude short-term holdings, if any.
Top Ten Holdings
Aya Gold & Silver, Inc.	8.6%
Agnico Eagle Mines Ltd.	7.7%
Alamos Gold, Inc.	7.7%
Wheaton Precious Metals Corp.	7.0%
Jaguar Mining, Inc.	6.3%
Wesdome Gold Mines Ltd.	5.1%
Barrick Gold Corp.	4.9%
Lundin Gold, Inc.	4.3%
Newmont Corp.	3.9%
AngloGold Ashanti PLC	3.7%
INVESTMENTS BY COUNTRY
Industry Allocation
Material Fund Changes
The Fund did not have any material changes that occurred since the beginning of the reporting period.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund's accountants during the reporting period.
Availability of Additional Information
You can find additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information at https://ocmgoldfund.com. You can also request this information by contacting us at 1-800-628-9403.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name, or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-628-9403 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please scan the QR code at right to navigate to additional hosted material at https://ocmgoldfund.com.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

There have been no amendments to the registrant’s code of ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the registrant to individuals covered by the registrant’s code of ethics during the reporting period for this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a) (2) Mr. Doug Webenbauer is the audit committee financial expert. Mr. Webenbauer is “independent” under the applicable rules.

Item 4. Principal Accountant Fees and Services.

(a) – (e)

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	Fiscal year ended November 30, 2024	Fiscal year ended November 30, 2023
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The registrant’s audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm’s annual and interim examinations, approve the services (other than the annual audit) to be performed for the registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2024 and 2023, all of the audit and non-audit services provided by the registrant’s principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

(a)	Investments in securities in unaffiliated issuers are included as part of the financial statements filed under Item 7.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements and Other Information (Form N-CSR Items 7-11)
November 30, 2024

OCM Gold Fund

Table of Contents – November 30, 2024

Pages
Item 7.
Financial Statements and Financial Highlights for Open-End Management Investment Companies	1
Schedule of Investments	1-2
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5-6
Financial Highlights	7-8
Notes to Financial Statements	9-17
Report of Independent Registered Public Accounting Firm	18-19

Item 8.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies	20

Item 9.
Proxy Disclosures for Open-End Management Investment Companies	20

Item 10.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies	20

Item 11.
Statement Regarding Basis for Approval of Investment Advisory Contract	20

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

OCM Gold Fund

Schedule of Investments – November 30, 2024

Shares		Value
Common Stocks 94.7%
Major Gold Producers 23.5%
65,000	Agnico Eagle Mines Ltd.	$5,487,300
105,000	AngloGold Ashanti PLC	2,618,700
200,000	Barrick Gold Corp.	3,498,000
118,670	Endeavour Mining PLC	2,362,212
65,000	Newmont Corp.	2,726,100
		16,692,312
Intermediate/Mid-Tier Gold Producers 28.2%
290,000	Alamos Gold, Inc.	5,457,800
400,000	Allied Gold Corp.*	979,930
500,000	B2Gold Corp.^	1,457,039
250,000	Dundee Precious Metals, Inc.	2,342,690
225,000	Fortuna Mining Corp.*	1,084,744
12,750,021	Greatland Gold PLC*	1,174,579
130,000	Lundin Gold, Inc.	3,023,212
500,000	OceanaGold Corp.	1,578,459
70,000	Pan American Silver Corp.	1,537,900
800,000	Perseus Mining Ltd.	1,377,511
		20,013,864
Junior Gold Producers 20.5%
1,464,110	Catalyst Metals Ltd.*	2,568,782
750,000	Emerald Resources N.L.*	1,770,806
1,659,900	Jaguar Mining, Inc.*	4,481,410
175,000	K92 Mining, Inc.*	1,139,919
450,000	Mineros S.A.	498,179
500,000	Orezone Gold Corp.*	253,553
800,000	Thor Explorations Ltd.*	171,416
415,000	Wesdome Gold Mines Ltd.*	3,625,062
		14,509,127
Shares		Value
Exploration and Development Companies 6.9%
350,000	Angel Wing Metals, Inc.*	$13,749
1,166,667	Ausgold Ltd.*	319,593
62,500	G Mining Ventures Corp.*	476,305
250,000	G2 Goldfields, Inc.*	387,472
875,000	Liberty Gold Corp.*	184,362
616,500	Montage Gold Corp.*	981,926
5,000,000	Omai Gold Mines Corp.*	607,100
2,758,000	Rio2 Ltd.*	1,250,861
3,000,000	Royal Road Minerals Ltd.*	235,697
4,578,755	RTG Mining, Inc.*	92,579
5,901,191	Signal Gold, Inc.*	316,113
		4,865,757
Royalty/Streaming Companies 7.0%
80,000	Wheaton Precious Metals Corp.	4,977,930

Primary Silver Producers 8.6%
644,400	Aya Gold & Silver, Inc.*	6,066,132

Total Common Stocks
	(Cost $25,134,829)	67,125,122

See accompanying Notes to Financial Statements.

OCM Gold Fund

Schedule of Investments – November 30, 2024 (Continued)

Shares		Value
Warrants 0.0%
Exploration and Development Companies 0.0%
175,000	Angel Wing Metals, Inc. Exercise Price 0.50 CAD, Exp. 4/26/2025	$—
		—
Total Warrants
	(Cost $0)	—

Short-Term Investment 5.3%
3,773,506	UMB Bank, Institutional Banking Money Market II Deposit Investment, 4.44%#	3,773,506
Total Short-Term Investment
	(Cost $3,773,506)	3,773,506

Total Investments
(Cost $28,908,335)	100.0%	70,898,628
Liabilities less Other Assets	(0.0)%	(24,076)
TOTAL NET ASSETS	100.0%	$70,874,552

____________

PLC – Public Limited Company

CAD – Canadian Dollars

*       Non-income producing security.

^      Denoted investment is a Canadian security traded on U.S. stock exchange.

#      The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

OCM GOLD FUND

Statement of Assets and Liabilities – November 30, 2024

Assets:
Investments in unaffiliated issuers, at value (cost $28,908,335)	$70,898,628
Receivable for fund shares sold	33,569
Investment securities sold	9,546
Interest and dividends receivable	83,407
Reclaims receivable	341
Prepaid expenses and other assets	36,636
Total assets	71,062,127

Liabilities:
Due to Custodian	9,589
Payable for fund shares redeemed	27,416
Investment adviser fees	56,488
Accrued distribution fees	12,738
Accrued fund administration and accounting fees	22,510
Accrued legal fees	6,204
Accrued transfer agent fees and expenses	17,468
Accrued report to shareholders	10,560
Accrued audit fees	16,000
Accrued Trustees’ fees	2,693
Accrued expenses and other liabilities	5,909
Total liabilities	187,575
Net Assets	$70,874,552

Net Assets Consist of:
Shares of beneficial interest, no par value: unlimited shares authorized	$29,630,280
Total distributable earnings	41,244,272
Net Assets	$70,874,552

Calculation of Maximum Offering Price:
Investor Class:
Net asset value and redemption price per share	$13.56
Maximum sales charge (4.50% of offering price)	0.64
Offering price to public	$14.20
Net assets applicable to shares outstanding	$13,834,124
Shares outstanding	1,020,573

Atlas Class:
Net asset value and redemption price per share	$15.57
Net assets applicable to shares outstanding	$57,040,428
Shares outstanding	3,662,995
Total Shares Outstanding	4,683,568

See Notes to Financial Statements.

OCM GOLD FUND

Statement of Operations — November 30, 2024

Investment Income
Interest	$46,729
Dividend (net of foreign withholding taxes of $64,609)	665,576
Total investment income	712,305

Expenses
Investment advisory fees	558,692
Transfer agent fees and expenses	122,201
Fund administration and accounting fees	114,093
Distribution fees - Investor Class	79,260
Distribution fees - Atlas Class	69,924
Federal and state registration fees	54,003
Legal fees	44,800
Chief Compliance Officer fees	29,583
Custody fees	24,658
Reports to shareholders	23,501
Audit fees	16,000
Trustees’ fees	12,577
Other expenses	16,890
Total expenses	1,166,182
Net investment loss	(453,877)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments and foreign currency transactions	1,275,161
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	15,655,905
Net gain on investments	16,931,066

Net increase in net assets from operations	$16,477,189

See Notes to Financial Statements.

OCM GOLD FUND

Statements of Changes in Net Assets

	Year Ended November 30, 2024	Year Ended November 30, 2023
Operations:
Net investment loss	$(453,877)	$(316,486)
Net realized gain (loss) on investments and foreign currency transactions	1,275,161	(169,098)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	15,655,905	4,081,314
Net increase in net assets from operations	16,477,189	3,595,730

Distributions Paid to Shareholders
Distributions:
Investor Class	—	(5,934)
Atlas Class	—	(18,719)
Total	—	(24,653)

Fund Share Transactions
Investor Class:
Net proceeds from shares sold	1,168,377	641,876
Distributions reinvested	—	5,127
Payment of shares redeemed[1]	(2,152,056)	(1,824,281)
Net decrease in net assets from Investor Class share transactions	(983,679)	(1,177,278)

Atlas Class:
Net proceeds from shares sold	19,986,043	3,924,782
Distributions reinvested	—	17,556
Payment of shares redeemed[2]	(16,159,717)	(8,207,195)
Net increase (decrease) in net assets from Atlas Class share transactions	3,826,326	(4,264,857)
Net increase (decrease) in net assets from Fund share transactions	2,842,647	(5,442,135)

Total increase (decrease) in net assets	19,319,836	(1,871,058)
Net Assets, Beginning of Period	51,554,716	53,425,774
Net Assets, End of Period	$70,874,552	$51,554,716

See Notes to Financial Statements.

OCM GOLD FUND

Statements of Changes in Net Assets (Continued)

	Year Ended November 30, 2024	Year Ended November 30, 2023
Transactions in shares
Investor Class:
Shares sold	85,890	63,579
Shares issued on reinvestment of distributions	—	549
Shares redeemed	(192,545)	(193,272)
Net decrease in Investor Class shares outstanding	(106,655)	(129,144)
Atlas Class:
Shares sold	1,289,390	352,703
Shares issued on reinvestment of distributions	—	1,658
Shares redeemed	(1,150,950)	(755,190)
Net increase (decrease) in Atlas Class shares outstanding	138,440	(400,829)
Net Increase (Decrease) in Fund Shares Outstanding	31,785	(529,973)

____________

1   Net of redemption fees of $3,130 for the year ended November 30, 2024 and $416 for the year ended November 30, 2023, respectively.

2   Net of redemption fees of $86,158 for the year ended November 30, 2024 and $8,124 for the year ended November 30, 2023, respectively.

See Notes to Financial Statements.

OCM GOLD FUND

Financial Highlights Investor Class

	Year Ended Nov 30, 2024	Year Ended Nov 30, 2023	Year Ended Nov 30, 2022	Year Ended Nov 30, 2021	Year Ended Nov 30, 2020
Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$10.01	$9.35	$11.71	$11.94	$8.62

Income from Investment Operations:
Net investment loss[1]	(0.14)	(0.10)	(0.08)	(0.11)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.69	0.76	(2.16)	0.01	4.05
Net increase from payments by affiliates (Note 3)	—	—	—	—	—[2]
Total from investment operations	3.55	0.66	(2.24)	(0.10)	3.89

Less Distributions:
Dividends from net investment income	—	—	—	(0.08)	—
Distribution from net realized gains	—	—[2]	(0.12)	(0.05)	(0.57)
Total distributions	—	—[2]	(0.12)	(0.13)	(0.57)

Redemption fee proceeds	—[2]	—[2]	—[2]	—[2]	—[2]

Net asset value, end of period	$13.56	$10.01	$9.35	$11.71	$11.94

Total return*	35.46%	7.11%	(19.25)%	(0.95)%	48.15%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$13,834	$11,283	$11,747	$17,024	$18,343
Ratio of expenses to average net assets	2.38%	2.44%	2.32%	2.19%	2.29%
Ratio of net investment loss to average net assets	(1.17)%	(0.99)%	(0.80)%	(0.89)%	(1.53)%
Portfolio turnover rate	6%	3%	9%	11%	1%

____________

*      Assumes no sales charge

1           Based on average shares method.

2           Amount represents less than $0.01 per share.

See Notes to Financial Statements.

OCM GOLD FUND

Financial Highlights Atlas Class

	Year Ended Nov 30, 2024	Year Ended Nov 30, 2023	Year Ended Nov 30, 2022	Year Ended Nov 30, 2021	Year Ended Nov 30, 2020
Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$11.43	$10.62	$13.21	$13.46	$9.57

Income from Investment Operations:
Net investment loss[1]	(0.09)	(0.05)	(0.04)	(0.05)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.20	0.86	(2.44)	—	4.54
Net increase from payments by affiliates (Note 3)	—	—	—	—	—[2]
Total from investment operations	4.11	0.81	(2.48)	(0.05)	4.41

Less Distributions:
Dividends from net investment income	—	—	—	(0.16)	—
Distribution from net realized gains	—	—[2]	(0.12)	(0.05)	(0.57)
Total distributions	—	—[2]	(0.12)	(0.21)	(0.57)

Redemption fee proceeds	0.03	—[2]	0.01	0.01	0.05

Net asset value, end of period	$15.57	$11.43	$10.62	$13.21	$13.46

Total return	36.22%	7.68%	(18.80)%	(0.42)%	49.40%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$57,040	$40,272	$41,679	$51,390	$55,603
Ratio of expenses to average net assets	1.88%	1.94%	1.82%	1.69%	1.79%
Ratio of net investment loss to average net assets	(0.67)%	(0.49)%	(0.30)%	(0.39)%	(1.03)%
Portfolio turnover rate	6%	3%	9%	11%	1%

____________

1           Based on average shares method.

2           Amount represents less than $0.01 per share.

See Notes to Financial Statements.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024

Note 1. Organization

OCM Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the “Fund”). The Fund is a non-diversified fund. The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Fund’s investment adviser determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser. In compliance with Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees has designated the investment adviser as the valuation designee, and the investment adviser performs the fair value determinations relating to Fund investments. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024 (Continued)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•   Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•   Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•   Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the factors a market participant would use in valuing the asset or liability, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024 (Continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2024, in valuing the Fund’s assets carried at fair value:

Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Major Gold Producers	$16,692,312	$—	$—	$16,692,312
Intermediate/Mid-Tier Gold Producers	20,013,864	—	—	20,013,864
Junior Gold Producers	14,509,127	—	—	14,509,127
Exploration and Development Companies	4,865,757	—	—	4,865,757
Royalty/Streaming Companies	4,977,930	—	—	4,977,930
Primary Silver Producers	6,066,132	—	—	6,066,132
Warrants	—	0	—	0
Short-Term Investment	3,773,506	—	—	3,773,506
Total	$70,898,628	$0	$—	$70,898,628

The Fund held one Level 2 security at November 30, 2024: Angel Wing Metals, Inc., a Warrant, is being valued at intrinsic value, in accordance with the Fund’s fair value methodologies.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2024 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2024 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024 (Continued)

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (“Code”), necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding on the applicable country’s tax rules and rate.

Accounting for Uncertainty in Income Taxes (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of November 30, 2024, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2021-2023 as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Share Classes – The Fund offers two classes of shares, Investor Class and Atlas Class (formerly “Advisor Class”). The outstanding shares of the Fund on April 1, 2010 were renamed “Investor Class shares.” The Atlas Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024 (Continued)

Distributions to Shareholders – The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Redemption Fee – A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the year ended November 30, 2024, the Investor Class and the Atlas Class received $3,130 and $86,158 in redemption fees, respectively.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Also, under the Fund’s organizational documents, its officers and Trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. The Fund notes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees and officers, the Fund has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Derivative Instruments – Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund’s overall objective of long-term growth, though warrants will typically not be a significant part of the Fund’s portfolio. The Fund’s maximum risk in holding warrants is the loss of the entire amount paid for the warrants. At November 30, 2024, the Fund held warrants as listed on the Schedule of Investments.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024 (Continued)

Note 3. Investment Advisory Agreement and Affiliated Parties

The Fund has an investment advisory agreement with Orrell Capital Management, Inc. (“OCM” or the “Adviser”). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

Assets	Fee Rate
$0 to $250 million	0.950%
$250 million to $500 million	0.800%
$500 million to $1 billion	0.700%
Over $1 billion	0.600%

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares and Atlas Class shares at 2.99% and 2.49%, respectively.

The Fund does not compensate Trustees and Officers affiliated with OCM. For the year ended November 30, 2024, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays fees and related expenses for the services of the Fund’s Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

Note 4. Distribution Agreement and Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund’s Investor Class and Atlas Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the year ended November 30, 2024, the Investor Class and the Atlas Class incurred $79,260 and $69,924, respectively, in expenses under the Plan.

Note 5. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2024 were $3,691,892 and $5,111,978, respectively. There were no purchases or sales of U.S. government obligations.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024 (Continued)

Note 6. Federal Income Tax Information

At November 30, 2024, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$31,229,262
Unrealized appreciation on investments	$40,990,868
Unrealized depreciation on investments	(1,321,502)
Net unrealized appreciation on investments	$39,669,366

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the fiscal years ended November 30, 2024 and 2023 was as follows:

	2024	2023
Ordinary income	$—	$—
Net long-term capital gains	—	24,653
Total distributions	$—	$24,653

As of November 30, 2024, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,195,192
Undistributed long-term gains	379,729
Tax accumulated earnings	1,574,921
Accumulated capital and other losses	—
Unrealized appreciation on investments	39,669,366
Unrealized depreciation on foreign currency	(15)
Total accumulated earnings	$41,244,272

The Fund utilized $907,259 of its capital loss carryforward during the year ended November 30, 2024.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024 (Continued)

Note 7. Concentration of Risk

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

As the Fund concentrates its investments in the gold mining industry, a development adversely affecting such industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

Note 8. Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 9. Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

OCM GOLD FUND

Notes to Financial Statements – November 30, 2024 (Continued)

Note 10. New Accounting Pronouncements

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the Fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. The Fund has adopted procedures in accordance with the SEC’s rules and form amendments.

Note 11. Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined there are no material events that would require disclosure in the Fund’s financial statements through this date.

OCM GOLD FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of OCM Mutual Fund and
Shareholders of OCM Gold Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of OCM Gold Fund (the “Fund”), a series of OCM Mutual Fund (the “Trust”), including the schedule of investments, as of November 30, 2024, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of the fund since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting

OCM GOLD FUND

Report of Independent Registered Public Accounting Firm (Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 27, 2025

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers and others is included as part of the report to shareholders filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On October 17, 2024, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund’s investment advisory agreement with Orrell Capital Management, Inc. (the “Adviser”). Prior to approving the continuation of the agreement, the Board considered:

•        the nature, extent and quality of the services provided by the Adviser

•        the investment performance of the Fund

•        the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

•        the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

•        the expense ratio of the Fund

All of the factors discussed by the Trustees were considered as a whole and were considered separately by the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The material considerations and determinations of the Board, including all of the Independent Trustees, are provided below.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. Based on their review and discussions with management, the Trustees believe that the Adviser provides high quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, as the Adviser has worked to obtain good performance for the Fund, and performance has remained strong in recent periods, and that the nature and extent of the services provided by the Adviser are appropriate to ensure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations, as there have been no material compliance violations.

The Trustees compared the performance of the Fund to benchmark indices over various periods of time. The Adviser provided information regarding, and led discussions of factors, impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. Based on this information and discussions with Mr. Orrell, the Fund’s portfolio manager, the Trustees concluded, within the context of their full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were reasonable and support renewal of the investment advisory agreement, noting that the Adviser has historically been able to achieve positive performance for shareholders. The Trustees noted that the Fund adhered to its investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund. They discussed in detail the profitability of the Adviser as it relates to the Fund, and they discussed the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Fund and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable, and that the overall expense ratio and investment advisory fee were fair and within a reasonable range of industry averages. The Trustees determined that the Adviser has spent significant resources and time to maintain and improve the Fund, and that the Adviser has not recognized unreasonable profits.

As part of its analysis the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees concluded that the research obtained by the Adviser is beneficial to the Fund and that the Adviser had executed the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund. The Trustees determined such research has been used for legitimate purposes relating to the Fund by aiding in the investment decision-making process. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Fund were minimal and reasonable.

The Trustees also reviewed reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were within a reasonable range of comparable mutual funds. In making this conclusion, the Trustees also noted the unique expertise of the Adviser and that the Adviser does not currently engage any sub-advisers for the Fund. The Trustees also discussed the advisory fees payable by the Fund in relation to other advisory clients of the Adviser. The Trustees determined that they did not find anything to suggest that the fees charged to the Fund are unreasonable in comparison to other fees charged by the Adviser.

The Trustees concluded that the Fund has the right structure in place to continue to realize lower fees and expenses as asset levels continue to increase. The Trustees also considered whether the investment advisory agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the existing “breakpoints” embodied in the investment advisory agreement would result in substantially lower fee rates than those of comparable mutual funds.

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, determined to continue the investment advisory agreement.

THIS PAGE INTENTIONALLY LEFT BLANK

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit – Filed herewith

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not applicable.

(a)(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) – Filed herewith.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - Not applicable.

(a)(5) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b), or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President

Date: January 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President (Principal Executive Officer)

Date: January 29, 2025

By:	/s/ Steven Orrell
Steven Orrell
Secretary and Treasurer (Principal Financial Officer)

Date: January 29, 2025